UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2017

IHEARTMEDIA CAPITAL I, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-158279-36	27-0263715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On August 17, 2017, iHeartMedia Capital I, LLC (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission reporting that iHeartCommunications, Inc., a subsidiary of the Company (“iHeartCommunications”), had announced, through press releases filed with the Original Form 8-K, the extensions of the Notes Exchange Offers and Term Loan Offers (as defined in the Original Form 8-K). This Amendment to Current Report on Form 8-K/A is filed to correct an error in the press releases that were filed as exhibits to the Original Form 8-K.

The press releases filed as Exhibits 99.1 and 99.2 to the Original Form 8-K indicated that the Notes Exchange Offers and Term Loan Offers, respectively, were being extended to 5:00 p.m. New York City time on September 1, 2017. However, the Notes Exchange Offers and Term Loan Offers were extended to 5:00 p.m. New York City time on September 8, 2017, as set forth in the press releases issued by iHeartCommunications on August 17, 2017.

Copies of the correct press releases announcing the extensions of the Notes Exchange Offers and Term Loan Offers are filed herewith and incorporated by reference hereto as Exhibits 99.1 and 99.2, respectively, and supersede and replace the exhibits to the Original Form 8-K in all respects.

All other portions of the Original Form 8-K remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following documents are furnished herewith:

Exhibit No.	Description

99.1	Press Release issued by iHeartCommunications, Inc., dated August 17, 2017, announcing the extension of the Notes Exchange Offers (Incorporated by reference to Exhibit 99.1 to iHeartCommunications, Inc.’s Current Report on Form 8-K/A filed August 17, 2017).

99.2	Press Release issued by iHeartCommunications, Inc., dated August 17, 2017, announcing the extension of the Term Loan Offers (Incorporated by reference to Exhibit 99.2 to iHeartCommunications, Inc.’s Current Report on Form 8-K/A filed August 17, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA CAPITAL I, LLC

Date: August 17, 2017	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by iHeartCommunications, Inc., dated August 17, 2017, announcing the extension of the Notes Exchange Offers (Incorporated by reference to Exhibit 99.1 to iHeartCommunications, Inc.’s Current Report on Form 8-K/A filed August 17, 2017).

99.2	Press Release issued by iHeartCommunications, Inc., dated August 17, 2017, announcing the extension of the Term Loan Offers (Incorporated by reference to Exhibit 99.2 to iHeartCommunications, Inc.’s Current Report on Form 8-K/A filed August 17, 2017).